CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Allbritton Communications Company (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Allbritton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Robert L. Allbritton
                                          --------------------------------------
                                          Robert L. Allbritton
                                          Chairman and Chief Executive Officer


August 12, 2003




A signed original of this written statement required by Section 906 has been provided to Allbritton Communications Company and will be retained by Allbritton Communications Company and furnished to the Securities and Exchange Commission or its staff upon request.